SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                         NOVEMBER 8, 2000
                ----------------------------------------------------------------

Date of earliest event reported:        NOVEMBER 6, 2000
                                ------------------------------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          1-13926                    76-0321760
--------------------------------------------------------------------------------
(State or Other               (Commission File Number)         (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)


15415 KATY FREEWAY, HOUSTON, TEXAS                                77094
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code         (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




41411.0003

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Rig Status Report as of November 6, 2000



ITEM 9.  REGULATION FD DISCLOSURE

         The Registrant hereby incorporates by reference into this Item 9 the summary report of the status, as of November 6, 2000, of the offshore drilling rigs of the Registrant attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIAMOND OFFSHORE DRILLING, INC.

                                            By: /s/ Gary T. Krenek
                                                --------------------------------
                                                Gary T. Krenek
                                                Vice President and
                                                Chief Financial Officer

Dated: November 8, 2000

                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Rig Status Report as of November 6, 2000